SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of
        earliest event reported)         November 25, 1998
                                        -------------------


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of November 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-21)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)


      New Jersey            33-5042            21-0627285
   ----------------------------------------------------------
   (State or other        (Commission       (I.R.S. Employer
     jurisdiction         File Number)     Identification No.)
   of incorporation)



                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



Registrant's telephone number, including area code (609) 661-6100
                                                   --------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On November 25, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-21 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-21") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 22, 1998 as supplemented by the Prospectus Supplement dated November 20, 1998.

The original principal balance of each Class of the Certificates is as follows:

               Class A1            $334,182,000.00
               Class A2                $854,000.00
               Class A3             $50,066,432.00
               Class A4              $1,500,000.00
               Class A5              $5,729,387.00
               Class A6              $1,583,333.00
               Class A7                $527,778.00
               Class A8              $4,854,400.00
               Class A9                $263,889.00
               Class A10            $11,630,769.00
               Class A11               $465,231.00
               Class A12            $76,250,000.00
               Class A13            $12,757,000.00
               Class R                     $100.00
               Class M              $10,181,000.00
               Class B1              $4,176,000.00
               Class B2              $2,349,000.00
               Class B3              $2,088,000.00
               Class B2              $1,044,000.00
               Class B5               1,568,210.59
               Class PO                  32,152.72
                                   ---------------
               Total :             $522,102,682.31



The initial Junior Percentage and initial Senior Percentage for Pool 1998-21 are approximately 4.10% and 95.90%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-21 as of the initial issuance of the Certificates are $192,551.00, $5,221,027.00 and $5,221,027.00, respectively, representing approximately 0.0400%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of November 1, 1998 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1998-21

Pool 1998-21 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $522,102,682.31.

The interest rates (the "Mortgage Rates") borne by the 1,579 Mortgage Loans conveyed by GECMSI to Pool 1998-21 range from 6.2500% to 8.6250% and the weighted average Mortgage Rate as of the Cut-off Date is 7.2763% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-21 ranged from $227,200.00 to $1,299,000.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-21 is $330,654.01, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-21 is November 4, 1994, and the latest scheduled maturity date of any such Mortgage Loan is November 1, 2028. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1998-21 is 75.3825%.

The Mortgage Loans in Pool 1998-21 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1998-21:


                                    AGGREGATE              % OF
                                     BALANCES           POOL BY
 MORTGAGE         # OF                  AS OF         AGGREGATE
    RATES        LOANS           CUT-OFF DATE           BALANCE
 --------        -----           ------------         ---------
  6.2500%            2            $883,887.59           0.1693%
  6.3750%            1            $268,577.86           0.0514%
  6.5000%            2            $701,732.40           0.1344%
  6.6250%           18          $6,033,884.76           1.1557%
  6.7500%           35         $11,994,286.23           2.2973%
  6.8750%          101         $33,926,838.80           6.4981%
  7.0000%          155         $51,739,436.81           9.9098%
  7.1250%          261         $84,877,792.80          16.2570%
  7.2500%          324        $108,023,779.30          20.6902%
  7.3750%          273         $90,980,262.71          17.4258%
  7.5000%          172         $56,198,190.59          10.7638%
  7.6250%          125         $41,000,143.19           7.8529%
  7.7500%           65         $20,733,935.30           3.9712%
  7.8750%           35         $11,370,938.37           2.1779%
  8.0000%            4          $1,645,333.77           0.3151%
  8.1250%            1            $331,782.82           0.0635%
  8.2500%            1            $257,000.00           0.0492%
  8.3750%            2            $608,180.91           0.1165%
  8.5000%            1            $280,000.00           0.0536%
  8.6250%            1            $246,698.10           0.0473%
                 -----        ---------------         ---------
    Total        1,579        $522,102,682.31         100.0000%

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-21 :

                                       AGGREGATE             % OF
                                        BALANCES          POOL BY
     ORIGINAL           # OF               AS OF        AGGREGATE
     BALANCES          LOANS        CUT-OFF DATE          BALANCE
     --------          -----        ------------        ---------
 $227,151 - 250,000      185      $45,197,121.22          8.6567%
 $250,001 - 300,000      641     $176,241,649.59         33.7562%
 $300,001 - 350,000      304      $98,648,307.91         18.8944%
 $350,001 - 400,000      197      $73,996,160.24         14.1727%
 $400,001 - 450,000       98      $41,794,849.55          8.0051%
 $450,001 - 600,000      110      $55,780,434.74         10.6838%
 $600,001 - 650,000       33      $20,926,300.90          4.0081%
 $650,001 - 1,000,000 +   11       $9,517,858.16          1.8230%
                       -----     ---------------        ---------
             Total     1,579     $522,102,682.31        100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-21 is
$1,297,986.66.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-21 is
$226,535.93.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Mortgage
   Loans in Pool 1998-21:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
    YEAR OF         # OF                  AS OF         AGGREGATE
ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
-----------        -----           ------------         ---------
       1994            1            $268,188.59           0.0514%
       1995            1            $263,799.12           0.0505%
       1997            4          $1,293,661.83           0.2478%
       1998        1,573        $520,277,032.77          99.6503%
                   -----        ---------------         ---------
      Total        1,579        $522,102,682.31         100.0000%

d) The following table sets forth information, as of the Cut-off
   Date, with respect to the loan-to-value ratios of the Mortgage
   Loans at origination in Pool 1998-21:

      LOAN-                           AGGREGATE             % OF
    TO-VALUE                           BALANCES          POOL BY
    RATIO AT           # OF               AS OF        AGGREGATE
   ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
   -----------        -----        ------------        ---------
 00.000 - 50.00          45      $17,569,896.07          3.3652%
 50.001 - 60.00          74      $26,942,342.66          5.1604%
 60.001 - 70.00         214      $78,652,094.26         15.0645%
 70.001 - 75.00         227      $78,019,897.29         14.9434%
 75.001 - 80.00         786     $253,960,260.66         48.6418%
 80.001 - 85.00          27       $8,073,064.30          1.5463%
 85.001 - 90.00         129      $38,147,689.72          7.3065%
 90.001 - 95.00          77      $20,737,437.35          3.9719%
                      -----     ---------------        ---------
      Total           1,579     $522,102,682.31        100.0000%

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1998-21:

                                      AGGREGATE            % OF
                                       BALANCES         POOL BY
TYPE OF               # OF                AS OF       AGGREGATE
DWELLING             LOANS         CUT-OFF DATE         BALANCE
--------             -----         ------------       ---------
Single-family
 detached            1,507      $498,490,563.54        95.4775%
Single-family
 attached               24        $7,841,196.77         1.5018%
Condominium             34       $10,468,991.88         2.0052%
2 - 4 Family Units      10        $3,852,247.45         0.7378%
Co-op                    4        $1,449,682.67         0.2777%
                     -----      ---------------       ---------
Total                1,579      $522,102,682.31       100.0000%

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-21:

                                     AGGREGATE             % OF
                                      BALANCES          POOL BY
                     # OF                AS OF        AGGREGATE
OCCUPANCY           LOANS         CUT-OFF DATE          BALANCE
---------           -----         ------------        ---------
Owner Occupied      1,547      $512,009,917.93         98.0669%
Vacation               25        $7,860,662.16          1.5056%
Investment              7        $2,232,102.22          0.4275%
                    -----      ---------------        ---------
Total               1,579      $522,102,682.31        100.0000%

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
   1998-21:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
                      # OF                  AS OF       AGGREGATE
STATE                LOANS           CUT-OFF DATE         BALANCE
-----                -----           ------------       ---------
Alabama                  5          $1,468,675.91         0.2813%
Arizona                 42         $14,117,887.99         2.7040%
Arkansas                 2            $750,379.02         0.1437%
California             774        $260,051,387.67        49.8086%
Colorado                44         $13,144,068.77         2.5175%
Connecticut             36         $11,646,716.16         2.2307%
Delaware                 2            $616,617.15         0.1181%
District Of Columbia     3            $985,253.26         0.1887%
Florida                 45         $15,200,950.52         2.9115%
Georgia                 48         $15,197,432.34         2.9108%
Hawaii                   9          $2,991,299.10         0.5729%
Illinois                39         $13,280,855.06         2.5437%
Indiana                  4          $1,304,118.03         0.2498%
Iowa                     7          $2,177,655.60         0.4171%
Kansas                   4          $1,563,521.92         0.2995%
Kentucky                 2            $748,859.33         0.1434%
Louisiana                1            $266,200.00         0.0510%
Maine                    1            $244,209.20         0.0468%
Maryland                72         $23,331,053.91         4.4688%
Massachusetts           87         $29,648,724.51         5.6788%
Michigan                30          $9,316,231.33         1.7844%
Minnesota               39         $13,755,693.17         2.6347%
Mississippi              1            $398,566.21         0.0763%
Missouri                 6          $2,395,840.79         0.4589%
Montana                  1            $295,353.19         0.0566%
Nevada                   8          $2,474,227.48         0.4739%
New Hampshire            6          $1,787,385.71         0.3423%
New Jersey              49         $15,814,714.48         3.0290%
New Mexico               1            $547,830.02         0.1049%
New York                30         $10,691,612.57         2.0478%
North Carolina           9          $2,638,730.34         0.5054%
Ohio                     3            $795,927.91         0.1524%
Oregon                  15          $4,754,294.51         0.9106%
Pennsylvania            14          $4,955,050.82         0.9491%
Rhode Island             4          $1,240,228.71         0.2375%
South Carolina           1            $239,812.78         0.0459%
Tennessee                5          $1,427,460.33         0.2734%
Texas                   25          $7,936,649.19         1.5201%
Utah                     5          $1,327,644.34         0.2543%
Virginia                53         $15,644,478.89         2.9964%
Washington              46         $14,520,578.20         2.7812%
Wisconsin                1            $408,505.89         0.0782%
                     -----        ---------------       ---------
Total                1,579        $522,102,682.31       100.0000%

h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Mortgage Loans in Pool 1998-21:

                                     AGGREGATE              % OF
                                      BALANCES           POOL BY
   YEAR OF         # OF                  AS OF         AGGREGATE
  MATURITY        LOANS           CUT-OFF DATE           BALANCE
  --------        -----           ------------         ---------
      2018           10          $3,022,417.88           0.5789%
      2022            1            $247,034.01           0.0473%
      2023            2            $492,250.00           0.0943%
      2024            1            $268,188.59           0.0514%
      2025            1            $297,404.17           0.0570%
      2026            2            $600,986.27           0.1151%
      2027            4          $1,519,466.75           0.2910%
      2028        1,558        $515,654,934.64          98.7650%
                  -----        ---------------         ---------
     Total        1,579        $522,102,682.31         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-21 calculated as of the Cutoff Date is 357 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Mortgage Loans in Pool 1998-21:


                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
PURPOSE               # OF                  AS OF       AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE         BALANCE
-------              -----           ------------       ---------
Purchase               730        $235,137,565.78        45.0367%
Rate Term/Refinance    608        $202,322,695.18        38.7515%
Cash-out Refinance     241         $84,642,421.35        16.2118%
                     -----        ---------------       ---------
Total                1,579        $522,102,682.31       100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS.

  1.1 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of November 20, 1998, for certain of the Series 1998-21 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated


  1.2 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of November
          20, 1998, for certain of the Series 1998-21
          Certificates between GE Capital Mortgage Services, Inc.
          and Lehman Brothers Inc..

  4.1 The Pooling and Servicing Agreement for the Series 1998-21 Certificates, dated as of November 1, 1998, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES



       Pursuant to the requirements of the Securities
       Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.



                               By: /s/ Syed W. Ali
                                  -------------------
                               Name:  Syed W. Ali
                               Title: Vice President



Dated as of November 25, 1998

                            SIGNATURES



       Pursuant to the requirements of the Securities
       Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.



                               By:
                                  -------------------
                               Name:  Syed W. Ali
                               Title: Vice President



Dated as of November 25, 1998

                          EXHIBIT INDEX



The exhibits are being filed herewith:


-----------------------------------------------------------------
 EXHIBIT NO.            DESCRIPTION                       PAGE
-----------------------------------------------------------------

     1.1      The Underwriting Agreement, dated as
              of January 22, 1998, and the related
              Terms Agreement, dated as of November
              20, 1998, for certain of the Series 1998-
              21 Certificates between GE Capital
              Mortgage Services, Inc. and Merrill
              Lynch, Pierce, Fenner & Smith
              Incorporated.
     1.2
              The Underwriting Agreement, dated as
              of May 22, 1996, and the related Terms
              Agreement, dated as of November 20,
              1998, for certain of the Series
              1998-21 Certificates between GE
              Capital Mortgage Services, Inc. and
              Lehman Brothers Inc.
     4.1
              The Pooling and Servicing Agreement
              for the Series 1998-21 Certificates,
              dated as of November 1, 1998, between
              GE Capital Mortgage Services, Inc., as
              seller and servicer, and State Street
              Bank and Trust Company, as trustee.

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